Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 26, 2014, is by and among EPIQ SYSTEMS, INC., a Missouri corporation (the “Borrower”), the Guarantors signatories hereto, the Lenders signatories hereto, and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of August 27, 2013 (the “Existing Credit Agreement”); and

WHEREAS, the Borrower has requested that certain provisions of the Existing Credit Agreement be amended; and

WHEREAS, the Lenders are willing to make such additional amendments to the Existing Credit Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1.
DEFINITIONS

SUBPART 1.1  Certain Definitions.  The following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“First Amendment Effective Date” shall have the meaning assigned to such term in the introductory paragraph of Part 3 hereof.

SUBPART 1.2  Other Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART 2.
AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.  Except as so amended, the Existing Credit Agreement and all other Loan Documents shall continue in full force and effect.

SUBPART 2.1  Amendments to Section 1.01.

(a)                                 Clause (a) of the definition of “Applicable Margin” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by in its entirety to read as follows:

(a)                                 For the purposes of calculating the interest rate applicable to the Term Loan, 2.50% per annum for Base Rate Loans, and (B) 3.50% per annum for Eurodollar Loans; and

(b)                                 The following new definitions are to be added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

“First Amendment” means that certain the First Amendment to Credit Agreement dated as of the First Amendment Effective Date, by and among the Borrower, the Guarantors, the Lenders party thereto, and the Administrative Agent.

“First Amendment Effective Date” means March 26, 2014.

SUBPART 2.2  Amendments to Section 2.09.  Section 2.09(b) of the Existing Credit Agreement is each hereby amended to (a) change the reference to “1.00%” in such section to “0.75%” and (b) change the reference to “2.00%” in such section to “1.75%”.

SUBPART 2.3  Amendment to Section 2.13(e).  Section 2.13(e) of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(e)                                  Repricing Transactions.  In connection with any Repricing Transaction that is consummated in respect of all or any portion of the Term Loans during the period from the First Amendment Effective Date to but excluding the date six months after the First Amendment Effective Date, the Borrower shall pay to the Term Lenders a fee equal to 1% of the aggregate principal amount of the Term Loans prepaid or repriced in connection with such Repricing Transaction.  Notwithstanding the foregoing, it is understood and agreed that the fee described in this Section 2.13(e) shall not be applicable to any such transaction that results in or involves a Change of Control of the Borrower.

PART 3.
CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof (the “First Amendment Effective Date”) upon receipt by the Administrative Agent of counterparts of this Amendment, which collectively shall have been duly executed on behalf of each Credit Party, the Administrative Agent, the Required Lenders and each Term Lender, and thereafter this Amendment shall be known, and may be referred to, as the “First Amendment”:

SUBPART 3.1  Counterparts of Amendment.  The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each Credit Party, the Required Lenders, each Term Lender and the Administrative Agent.

SUBPART 3.2    Other Fees and Out of Pocket Costs.  The Borrower shall have paid the reasonable and documented out-of-pocket costs (to the extent invoiced) incurred by the Administrative Agent (including the reasonable and documented fees and expenses of the Administrative Agent’s legal counsel).

PART 4.
MISCELLANEOUS

SUBPART 4.1  Representations and Warranties.  The Credit Parties hereby represent and warrant to the Administrative Agent and the Lenders that (a) after giving effect to this Amendment, (i) no Default or Event of Default exists under the Amended Credit Agreement or any of the other Loan Documents and (ii) the representations and warranties set forth in Article VI of the Existing Credit Agreement or in the other Loan Documents are true and correct in all material respects (except that if any such representation

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or warranty contains any materiality qualifier, such representation or warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties shall have been true and correct in all material respects (except that if any such representation or warranty contains any materiality qualifier, such representation or warranty shall be true and correct in all respects) as of the date when made (except that for purposes of this Subpart 4.1, the representations and warranties contained in Section 6.05(a) and (b) of the Existing Credit Agreement, shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.01(a) and (b) of the Existing Credit Agreement, respectively).

SUBPART 4.2  Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Amended Credit Agreement and acknowledges and reaffirms (i) that it is bound by all terms of the Amended Credit Agreement and (ii) that it is responsible for the observance and full performance of the Obligations.  Without limiting the generality of the proceeding sentence, (i) each of the Guarantors restates that it jointly and severally guarantees the prompt payment when due of all Obligations, in accordance with, and pursuant to the terms of, Article IV of the Amended Credit Agreement and (ii) each of the Credit Parties agrees that all references in the Security Agreement and the other Collateral Documents to the term “Secured Obligations” shall be deemed to include all of the obligations of the Credit Parties to the Lenders and the Administrative Agent, whenever arising, under the Amended Credit Agreement, the Collateral Documents or any of the other Loan Documents (including, but not limited to, any interest, expenses and cost and charges that accrue after the commencement by or against any Credit Party or any Affiliate thereof or any proceedings under any Debtor Relief Laws naming such Person as the debtor in such proceeding).

SUBPART 4.3  Cross-References.  References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.4  Instrument Pursuant to Existing Credit Agreement.  This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 4.5  References in Other Loan Documents.  At such time as this Amendment shall become effective pursuant to the terms of Part 3, all references in the Amended Credit Agreement to the “Agreement” or in any other Loan Document to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment.

SUBPART 4.6  Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of this Amendment by telecopy or other electronic means (including email .pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

SUBPART 4.7  Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SUBPART 4.8  Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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SUBPART 4.9  Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Section 11.08 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	EPIQ SYSTEMS, INC.,
as the Borrower

	By:	/s/ Paul F. Liljegren
	Name:	Paul F. Liljegren
	Title:	Senior Vice President Finance

GUARANTORS:	EPIQ SYSTEMS ACQUISITION, INC.,
as a Guarantor

	By:	/s/ Paul F. Liljegren
	Name:	Paul F. Liljegren
	Title:	Senior Vice President Finance

EPIQ CLASS ACTION & CLAIMS SOLUTIONS, INC.,
as a Guarantor

	By:	/s/ Paul F. Liljegren
	Name:	Paul F. Liljegren
	Title:	Senior Vice President Finance

EPIQ BANKRUPTCY SOLUTIONS, LLC,
as a Guarantor

	By:	/s/ Paul F. Liljegren
	Name:	Paul F. Liljegren
	Title:	Senior Vice President Finance

HILSOFT, INC.,
as a Guarantor

	By:	/s/ Paul F. Liljegren
	Name:	Paul F. Liljegren
	Title:	Senior Vice President Finance

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

EPIQ EDISCOVERY SOLUTIONS, INC.,
as a Guarantor

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Senior Vice President Finance

ENCORE LEGAL SOLUTIONS, INC.,
as a Guarantor

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Senior Vice President Finance

DE NOVO LEGAL, LLC,
as a Guarantor

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Senior Vice President Finance

EPIQ SYSTEMS HOLDINGS, LLC,
as a Guarantor

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Senior Vice President Finance

EPIQ TECHNOLOGY, LLC,
as a Guarantor

By:	/s/ Paul F. Liljegren
Name:	Paul F. Liljegren
Title:	Senior Vice President Finance

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent, a Lender,
Swing Line Lender and LC Issuer

	By:	/s/ David A. Wild
	Name:	David A. Wild
	Title:	Senior Vice President

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	AMMC CLO IX, LIMITED,
as a Lender

	By:	American Money Management Corp., as Collateral Manager

	By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

LENDER:	AMMC CLO X, LIMITED,
as a Lender

	By:	American Money Management Corp., as Collateral Manager

	By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

LENDER:	AMMC CLO XI, LIMITED,
as a Lender

	By:	American Money Management Corp., as Collateral Manager

	By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

LENDER:	AMMC CLO XII, LIMITED,
as a Lender

	By:	American Money Management Corp., as Collateral Manager

	By:	/s/ Chester M. Eng
	Name:	Chester M. Eng
	Title:	Senior Vice President

LENDER:	AMMC CLO XIII, LIMITED,
as a Lender

	By:	American Money Management Corp., as Collateral Manager

	By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	RAYMOND JAMES BANK, N.A.,
as a Lender

	By:	/s/ Kathy Bennett
	Name:	Kathy Bennett
	Title:	Senior Vice President

LENDER:	General Electric Capital Corporation,
as a Lender

	By:	/s/ James N. Urbates
	Name:	James N. Urbates
	Title:	Duly Authorized Signatory

LENDER:	WhiteHorse VI, Ltd.

	By:	H.I.G. WhiteHOrse Capital, LLC
	As:	Collateral Manager,
as a Lender

	By:	/s/ Jarred Worley
	Name:	Jarred Worley
	Title:	Authorized Officer

LENDER:	Ascension Alpha Fund, LLC,
as a Lender

	By:	Pioneer Institutional Asset Management, Inc.
As its adviser

	By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

LENDER:	Stichting Pensioenfonds Medische Specialisten,
as a Lender

	By:	Pioneer Institutional Asset Management, Inc.
As its adviser

	By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	Stichting Pensioenfonds voor Huisartsen,
as a Lender

	By:	Pioneer Institutional Asset Management, Inc.
As its adviser

	By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

LENDER:	Met Investors Series Trust - Pioneer Strategic Income Portfolio,
as a Lender

	By:	Pioneer Investment Management, Inc.
As its adviser

	By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

LENDER:	Multi Sector Value Bond Fund,
as a Lender

	By:	Pioneer Institutional Asset Management, Inc.
As its adviser

	By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

LENDER:	Pioneer Dynamic Credit Fund,
as a Lender

	By:	Pioneer Investment Management, Inc.
As its adviser

	By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

Pioneer Floating Rate Fund,
LENDER:	as a Lender

	By:	Pioneer Investment Management, Inc.
As its adviser

	By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	Pioneer Floating Rate Trust,
as a Lender

	By:	Pioneer Investment Management, Inc.
As its adviser

	By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

LENDER:	Pioneer Multi-Asset Ultrashort Income Fund,
as a Lender

	By:	Pioneer Investment Management, Inc.
As its adviser

	By:	/s/ Maggie Begley
	Name:	Maggie Begley
	Title:	Vice President and Associate General Counsel

LENDER:	ASF1 Loan Funding LLC,
as a Lender

	By:	Citibank, N.A.,

	By:	/s/ Paul Plank
	Name:	Paul Plank
	Title:	Director

LENDER:	AIB Debt Managment Limited,
as a Lender

	By:	/s/ Roisin O’Connell
Roisin O’Connell
Senior Vice President
Investment Advisor to AIB Debt Management, Limited

	By:	/s/ Donna Cleary
Donna Cleary
Vice President
Investment Advisor to AIB Debt Managment, Limited

Crown Point CLO Ltd.,
LENDER:	as a Lender

	By:	/s/ John J. D’Angelo
	Name:	John J. D’Angelo
	Title:	Sr. Portfolio Manager

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	Modern Bank N.A.,
as a Lender

	By:	/s/ Daniel Bennett
	Name:	Daniel Bennett
	Title:	Senior Vice President Deputy Chief Credit Officer

LENDER:	DAVIDSON RIVER TRADING, LLC
as a Lender

	By:	SunTrust Bank, its Manager

	By:	/s/ Joshua Lowe
Name: Joshua Lowe
Title: Vice President

LENDER:	Zeus Trading LLC,
as a Lender

	By:	/s/ Tara E Kenny
	Name:	Tara E Kenny
	Title:	Assistant Vice President

LENDER:	VENTURE XII CLO, Limited,
as a Lender

	By:	its investment advisor
MJX Asset Management LLC

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Senior Portfolio Manager

LENDER:	VENTURE XIII CLO, Limited,
as a Lender

	By:	its Investment Advisor
MJX Asset Management LLC

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Senior Portfolio Manager

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	VENTURE XIV CLO, Limited,
as a Lender

	By:	its investment advisor
MJX Asset Management LLC

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Senior Portfolio Manager

LENDER:	Venture XI CLO, Limited,
as a Lender

	By:	its investment advisor, MJX
Asset Management, LLC

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Senior Portfolio Manager

LENDER:	Venture IX CDO, Limited,
as a Lender

	By:	its investment advisor, MJX
Asset Management LLC

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Managing Director

LENDER:	Venture X CLO, Limited,
as a Lender

	By:	its investment advisor, MJX
Asset Management, LLC

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Senior Portfolio Manager

LENDER:	VENTURE XV CLO, Limited,
as a Lender

	By:	its investment advisor
MJX Asset Management LLC

	By:	/s/ Michael Regan
	Name:	Michael Regan
	Title:	Senior Portfolio Manager

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager for DENALI CAPITAL CLO VII, LTD., as a Lender

	By:	/s/ John P. Thacker
	Name:	JOHN P. THACKER
	Title:	CHIEF CREDIT OFFICER

LENDER:	Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager for DENALI CAPITAL CLO X, LTD., as a Lender

	By:	/s/ John P. Thacker
	Name:	JOHN P. THACKER
	Title:	CHIEF CREDIT OFFICER

LENDER:	Kaiser Foundation Hospitals,
as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	Kaiser Permanente Group Trust,
as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	American General Life Insurance Company,
as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	American Home Assurance Company,
as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	Avalon IV Capital, Ltd.,
as a Lender

By: Invesco Senior Secured Management, Inc. as Asset Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	BOC Pension Investment Fund,
as a Lender

By: Invesco Senior Secured Management, Inc. as Attorney in Fact

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	Blue Hill CLO, Ltd.,
as a Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	Children’s Healthcare of Atlanta, Inc.,
as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	Diversified Credit Portfolio Ltd.,
as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Adviser

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	Invesco Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust,
as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	Invesco Dynamic Credit Opportunities Fund,
as a Lender

By: Invesco Senior Secured Management, Inc. as Sub-advisor

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	Invesco Floating Rate Fund,
as a Lender

By: Invesco Senior Secured Management, Inc. as Sub-Adviser

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	Invesco Senior Income Trust,
as a Lender

By: Invesco Senior Secured Management, Inc. as Sub-advisor

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	Invesco Senior Loan Fund,
as a Lender

By: Invesco Senior Secured Management, Inc. as Sub-advisor

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	Invesco Zodiac Funds - Invesco US Senior Loan Fund,
as a Lender

By: Invesco Management S.A. As Investment Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	Lexington Insurance Company,
as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	Linde Pension Plan Trust,
as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	Marea CLO, Ltd.,
as a Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	Medical Liability Mutual Insurance Company,
as a Lender

By: Invesco Advisers, Inc. as Investment Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	National Union Fire Insurance Company of Pittsburgh, Pa.,
as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	Nomad CLO, Ltd.,
as a Lender

By: Invesco Senior Secured Management, Inc. as Collateral Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	North End CLO, Ltd,
as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	QUALCOMM Global Trading Pte. Ltd.,
as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	The City of New York Group Trust,
as a Lender

By: Invesco Senior Secured Management, Inc. as Investment Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	Wasatch CLO Ltd,
as a Lender

By: Invesco Senior Secured Management, Inc. as Portfolio Manager

	By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

LENDER:	DWS Floating Rate Fund,
as a Lender

	By:	Deutsche Investment Management Americas, Inc.
Investment Advisor

	By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Shayna Malnak
	Name:	Shayna Malnak
	Title:	Vice President

LENDER:	MT. WHITNEY SECURITIES INC., as Assignee,
as a Lender

	By:	Deutsche Investment Management Americas Inc.
As Manager

	By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Shayna Malnak
	Name:	Shayna Malnak
	Title:	Vice President

LENDER:	GEORGE LUCAS FAMILY FOUNDATION,
as a Lender

	By:	Deutsche Bank Trust Company Americas
As Agent

	By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Shayna Malnak
	Name:	Shayna Malnak
	Title:	Vice President

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	THE GWL LIVING TRUST,
as a Lender

	By:	Deutsche Bank Trust Company Americas
As Agent

	By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Shayna Malnak
	Name:	Shayna Malnak
	Title:	Vice President

LENDER:	SUNBRIDGE HOLDINGS, LLC,
as a Lender

	By:	Deutsche Bank Trust Company Americas
As Agent

	By:	/s/ Eric S. Meyer
Eric S. Meyer, Managing Director

	By:	/s/ Shayna Malnak
	Name:	Shayna Malnak
	Title:	Vice President

LENDER:	Golub Capital Partners CLO 10, Ltd.,
as a Lender

	By:	/s/ Chris Jamieson
	Name:	Chris Jamieson
	Title:	Portfolio Manager

LENDER:	Golub Capital Partners CLO 11, Ltd.,
as a Lender

	By:	/s/ Chris Jamieson
	Name:	Chris Jamieson
	Title:	Portfolio Manager

LENDER:	Golub Capital Partners CLO 14, Ltd.,
as a Lender

	By:	/s/ Chris Jamieson
	Name:	Chris Jamieson
	Title:	Portfolio Manager

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	Golub Capital Partners CLO 15, Ltd.,
as a Lender

	By:	/s/ Chris Jamieson
	Name:	Chris Jamieson
	Title:	Portfolio Manager

LENDER:	GCPH Loan Funding, LLC,
as a Lender

	By:	Citibank, N.A.,

	By:	/s/ Neil Patel
	Name:	Neil Patel
	Title:	Director

LENDER:	UBS AG, STAMFORD BRANCH,
as a Lender

	By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

	By:	/s/ Jennifer Anderson
	Name:	Jennifer Anderson
	Title:	Associate Director

LENDER:	FIRSTMERIT BANK, N.A.,
as a Lender

	By:	/s/ Laura C. Redinger
	Name:	Laura C. Redinger
	Title:	Senior Vice President

LENDER:

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND,
As Lender

	By:	Loomis, Sayles & Company, LP., Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner,

,

		By:	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	APOSTLE LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

	By:	Loomis, Sayles & Company, L.P., Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

,

		By:	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

LENDER:	LOOMIS SAYLES SENIOR FLOATING RATE & FIXED INCOME FUND,
As Lender

	By:	Loomis, Sayles & Company, L.P., Its Investment Adviser

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner

,

		By:	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

LENDER:	LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME TRUST,
As Lender

	By:	Loomis Sayles Trust Company, LLC, As Trustee of Loomis Sayles Senior Floating Rate and Fixed Income Trust

,

		By:	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

LENDER:	THE LOOMIS SAYLES SENIOR LOAN FUND, LLC,
As Lender

	By:	Loomis, Sayles & Company, L.P., Its Managing Manager

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner,

,

		By:	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

LENDER:	NATIXIS LOOMIS SAYLES SENIOR LOAN FUND,
As Lender

	By:	Loomis, Sayles & Company, L.P., Its Investment Manager

	By:	Loomis, Sayles & Company, Incorporated, Its General Partner,

,

		By:	/s/ Mary McCarthy
		Name:	Mary McCarthy
		Title:	Vice President

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	Silicon Valley Bank,
as a Lender

	By:	/s/ Matt Kelty
	Name:	Matt Kelty
	Title:	Vice President

LENDER:	IBM Personal Pension Plan Trust,
as a Lender

By: ING Investment Management Co., as its investment manager

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

LENDER:	New Mexico State Investment Council,
as a Lender

By: ING Investment Management Co. LLC, as its investment manager

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

LENDER:	BayernInvest Alternative Loan-Fonds,
as a Lender

By: ING Investment Management Co. LLC, as its investment manager

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

LENDER:	California Public Employees’ Retirement System,
as a Lender

By: ING Investment Management Co. LLC, as its investment manager

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	City of New York Group Trust,
as a Lender

By: ING Investment Management Co. LLC, as its investment manager

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

LENDER:	ING (L) Flex - Senior Loans,
as a Lender

By: ING Investment Management Co., as its investment manager

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

LENDER:	ING Floating Rate Fund,
as a Lender

By: ING Investment Management Co., as its investment manager

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

LENDER:	ING IM CLO 2012-3, LTD.,
as a Lender

By: ING Alternative Asset Management LLC, as its investment manager

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

LENDER:	ING IM CLO 2012-4, LTD.,
as a Lender

By: ING Alternative Asset Management LLC, as its investment manager

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	ING IM CLO 2013-1, LTD.,
as a Lender

	By:	ING Alternative Asset Management LLC,
as its investment manager

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

LENDER:	ING IM CLO 2013-2, LTD.,
as a Lender

	By:	ING Alternative Asset Management LLC,
as its investment manager

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

LENDER:	ING IM CLO 2013-3, LTD.,
as a Lender

	By:	ING Alternative Asset Management LLC,
as its investment manager

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

LENDER:	ING Investment Trust Co. Plan for Employee
Benefit Investment Funds - Senior Loan Fund,
as a Lender

	By:	ING Investment Trust Co. as its trustee

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

LENDER:	ING Prime Rate Trust,
as a Lender

	By:	ING Investment Management Co.,
as it investment manager

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	ING Senior Income Fund,
as a Lender

	By:	ING Investment Management Co.,
as its investment manager

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

LENDER:	ISL Loan Trust,
as a Lender

	By:	ING Investment Management Co.,
as its investment advisor

	By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

LENDER:	JMP CREDIT ADVISORS CLO II LTD.
By: JMP Credit Advisors LLC, As Attorney-in-Fact

	By:	/s/ April Lowry
Name: April Lowry
Title: Director

LENDER:	ARROWOOD INDEMNITY COMPANY
ARROWOOD INDEMNITY COMPANY AS
ADMINISTRATOR OF THE PENSION
PLAN OF ARROWOOD INDEMNITY COMPANY,
each as a Lender

By: Babson Capital Management LLC as Investment Adviser

	By:	/s/ Chad Campbell
	Name:	Chad Campbell
	Title:	Director

LENDER:	Carlyle Global Market Strategies CLO 2011-1, Ltd.,
as a Lender

	By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	Carlyle Global Market Strategies CLO 2012-1, Ltd.,
as a Lender

	By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

LENDER:	Carlyle Global Market Strategies CLO 2012-2, Ltd.,
as a Lender

	By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

LENDER:	Carlyle Global Market Strategies CLO 2013-3, Ltd.,
as a Lender

	By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

LENDER:	Carlyle Global Market Strategies CLO 2013-4, Ltd.,
as a Lender

	By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

LENDER:	Carlyle High Yield Partners IX, Ltd,
as a Lender

	By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity), as a Lender

	By:	Octagon Credit Investors, LLC,
Portfolio Manager

	By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Portfolio Manager

LENDER:	Octagon Paul Credit Fund Series I, Ltd.,
as a Lender

	By:	Octagon Credit Investors, LLC
as Portfolio Manager

	By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Portfolio Manager

LENDER:	Octagon Investment Partners XII, Ltd.,
as a Lender

	By:	Octagon Credit Investors, LLC
as Collateral Manager

	By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Portfolio Manager

LENDER:	Octagon Delaware Trust 2011,
as a Lender

	By:	Octagon Credit Investors, LLC
as Portfolio Manager

	By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Portfolio Manager

LENDER:	Octagon Investment Partners XIV, Ltd.,
as a Lender

	By:	Octagon Credit Investors, LLC
as Collateral Manager

	By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Portfolio Manager

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT

LENDER:	Octagon Investment Partners XVI, Ltd.,
as a Lender

	By:	Octagon Credit Investors, LLC
as Collateral Manager

	By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Portfolio Manager

LENDER:	Octagon Investment Partners XVII, Ltd.,
as a Lender

	By:	Octagon Credit Investors, LLC
as Collateral Manager

	By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Portfolio Manager

LENDER:	Octagon Investment Partners XVIII, Ltd.,
as a Lender

	By:	Octagon Credit Investors, LLC
as Collateral Manager

	By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Portfolio Manager

LENDER:	US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity), as a Lender

	By:	Octagon Credit Investors, LLC
as Portfolio Manager

	By:	/s/ Lauren Basmadjian
	Name:	Lauren Basmadjian
	Title:	Portfolio Manager

EPIQ SYSTEMS, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT